UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2009

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2009, the Compensation Committee of Methode Electronics, Inc. (the “Company”) approved annual equity awards in the form of stock option grants to its executive officers under the Company’s 2007 Stock Plan (the “Plan”), as follows: Donald W. Duda - 76,000 shares; Douglas A. Koman - 30,000 shares; Timothy R. Glandon - 30,000 shares; Theodore D. Kill - 30,000 shares; Thomas D. Reynolds - 50,000 shares; and Ronald L.G. Tsoumas - 14,000 shares.

These options vest one-third upon each of the first, second and third annual anniversaries of the grant date, and have a ten-year term.  A Form of Non-Qualified Stock Option Agreement is attached hereto as Exhibit 10.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                           Non-Qualified Stock Option Form Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: July 9, 2009	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Non-Qualified Stock Option Form Award Agreement